SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO.         )

X- Filed by the registrant
   Filed by a party other than the registrant

Check the appropriate box:
   Preliminary proxy statement
   Confidential, for Use of the Commission Only
     (as permitted by Rule14a6 (e) (2))
X- Definitive proxy statement
   Definitive additional materials
   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a12

             ________NEW PARADIGM SOFTWARE CORP.________
           (Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
X-  $125 per Exchange Act Rules 011(c)(1)(ii), 14a6(i)(1),
      or 14a-6(j)(2) or item 22(a)(2) of Schedule 14A.
    $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
    Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
____________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
____________________________________________________________________________
(3) Per unit price or other underlying value oftransaction computed pursuant to Exchange Act Rule 0-11:1. Set forth the amount on which the filing fee is calculated and state how it was determined.
____________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
____________________________________________________________________________
(5) Total Fee Paid:
____________________________________________________________________________
   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
___________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
___________________________________________________________________________
(3) Filing party:
___________________________________________________________________________
(4) Date filed:
___________________________________________________________________________




August 09, 1996                           [Logo]





DEAR SHAREHOLDER:


On behalf of the Board of Directors and management, we cordially invite you to the Annual Meeting of Shareholders to be held Monday, September 16, 1996, at 11:00 A.M., at the principal executive offices of the Corporation, 335 Madison Avenue, 11th Floor, New York City. In the pages that follow you will find the Notice of Annual Meeting and the Proxy Statement describing the formal business to be transacted at this meeting. Please read them carefully.

At the Annual Meeting, there will be a report to shareholders regarding the operations of New Paradigm Software Corp. In addition, time will be made available for shareholders to discuss the formal business items as well as to ask other questions about New Paradigm Software Corp.'s operations.

It is important that your shares be voted at the meeting in accordance with your preference whether or not you plan to attend in person. We urge you to specify your choices on the matters presented by filling in the appropriate boxes on the enclosed Proxy Card. Please sign, date and return the Proxy Card in the prepaid envelope provided. Your cooperation in promptly returning the Proxy Card will save your Corporation additional solicitation costs and is appreciated. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy at that time.

Sincerely,




/s/ Daniel A. Gordon
Daniel A. Gordon
Chairman of the Board





August 09, 1996                           [Logo]


Re: NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 16, 1996

To the Shareholders of New Paradigm Software Corp.:

The Annual Meeting of Shareholders of New Paradigm Software Corp.
(the "Corporation") will be held at the principal executive offices of the Corporation, 335 Madison Avenue, 11th Floor, New York, New York 10017, Monday, September 16, 1996, at 11 A.M., for the purpose of considering and voting upon the following:

1. Election of six directors;

2. Proposal to adopt a By-Law amendment to eliminate the applicability of New York Business Corporation Law Section 912 (an anti-takeover provision);

3. Proposal to adopt an Executive Stock Option Plan;

4. Proposal to amend the Corporation's Stock Option Plan;

5. Ratification of the appointment of BDO Seidman, LLP as the independent certified public accountants for the fiscal year ending March 31, 1997; and

6. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement.

In accordance with the By-Laws of the Corporations, only shareholders of record at the close of business on August 09, 1996 shall be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,



/s/ John Brann
John Brann


___________________________________________________________________________

 Please sign and return the enclosed proxy card in the envelope provided.
                           No postage is necessary.
___________________________________________________________________________




335 Madison Avenue, 11th Floor
New York, New York 10017

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 16, 1996

                                PROXY STATEMENT

To the Shareholders of New Paradigm Software Corp.:

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of New Paradigm Software Corp. (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 11 A.M. on September 16, 1996, at the principal executive offices of the Corporation, 335 Madison Avenue, 11th Floor, New York, New York, and at any adjournment thereof (the OAnnual MeetingO). A Notice of Annual Meeting is attached hereto and a form of proxy is enclosed.


THE PROXY


The persons named as proxies were selected by the Board of Directors of the Corporation and are directors or officers of the Corporation. When the proxies in the enclosed form are properly executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the shareholders'directions. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Annual Meeting by filing with the Secretary of the Corporation an instrument revoking it or by filing a duly executed proxy bearing a later date.

The proxy cards should be sent to the Corporation sufficiently in advance of the Annual Meeting so that they are received at the principal executive offices of the Corporation prior to the commencement of the Annual Meeting.

The cost of soliciting proxies will be borne by the Corporation. The
Corporation will request banks and brokers to solicit their customers who have a beneficial interest in the Corporation's shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitations. In addition, directors, officers and full-time employees of the Corporation may solicit proxies by telephone, telegraph or personal interview.

These proxy materials are being mailed to shareholders of the Corporation commencing on August 16, 1996. A copy of the Annual Report to Shareholders for the year ended March 31, 1996 is being mailed to shareholders concurrently.

VOTING SECURITIES

The only securities of the Corporation entitled to vote at the Annual Meeting are shares of Common Stock, par value $.01 per share (the "Common Stock"), outstanding on August 09, 1996 (the Record Date). On that date, there were 2,446,729 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.



VOTING PROCEDURES

Under the New York Business Corporation Law (the BCL) and the Corporation's By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Annual Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Corporation's By-Laws, the directors standing for election must be elected by a plurality of the votes cast and each other matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Corporation's Certificate ofIncorporation. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected and whether each matter has been approved except for proposal 2. The required vote for approval of proposal 2 is set forth thereunder.




                        1. ELECTION OF SIX DIRECTORS

Under the Corporation's By-Laws, the number of directors constituting the entire Board of Directors is currently seven (7). This number may be increased or decreased (but not to a number less than three (3)) from time to time by action of the Board of Directors taken by the affirmative vote of a majority of the entire Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director. Directors shall be elected at the annual meeting of shareholders to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified.

Six directors are to be elected at the Meeting. The persons named as proxies in the enclosed form of proxy cannot exercise the discretionary authority granted to them by the proxy to vote for a greater number of persons than the number of nominees named.

Five directors, including Daniel A. Gordon, Mark Blundell, John Brann and Jeff Kahn were elected at the 1995 annual meeting of shareholders.

Barrington J. Fludgate, a director of the Corporation from November 1993 to September 1995, resigned from the Board September 11, 1995. Mr. Fludgate stated that his resignation from the Board of Directors was because he was negotiating contracts with the Corporation and considered his position a conflict ofinterest.

Beverly Brown was elected to the Board of Directors on September 20, 1995. Michael Taylor was elected to the Board of Directors on April 26, 1996. Each was elected to the Board of Directors by the Board of Directors pursuant to provisions of the Corporation's By Laws for filling vacancies on the Board.

The Corporation has agreed that Mr. Robert S. Trump, an investor in a 1994 private placement of the Corporation's securities, may nominate for election one person to serve on the Board of Directors. Mr. Trump has orally advised the Corporation that he does not currently intend to nominate anyone to serve on the Board of Directors.




                    THE BOARD OF DIRECTORS' RECOMMENDATION

Unless otherwise specified by the shareholder, the Board of Directors intends the accompanying proxy to be voted FOR the election of the named six nominees as directors.

The Board of Directors does not contemplate that any nominee will be unable or unwilling to serve as a director. However, if that should occur, the individuals named as the proxies reserve the right to substitute another person as may be selected by the Board of Directors when voting at the Annual Meeting.

Following is information about each of the six nominees for director who are being proposed for election at the Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTOR FOR TERM EXPIRING AT THE 1997 ANNUAL MEETING

DANIEL A. GORDON, age 57, an attorney, has been a director and the Chairman of the Board of Directors of the Corporation since November 1993. He has been a principal with Corporate Growth Services since 1992. Corporate Growth Services provides consulting support services to businesses in the early stages of development. From 1989 to 1992, Mr. Gordon served as President of COIN Banking Systems, Inc., which had been the banking systems division of COIN Financial Systems, Inc. Mr. Gordon had served as Chairman and Chief Executive Officer of COIN Financial Systems, Inc., a financial software development company, from 1984-1989.

BEVERLY BROWN, age 51, is the President of the Bruce Group, a consulting and investment company, since September 1994. Ms. Brown was Executive Vice President at Praxis International Inc., a software development company specializing in database and data replication tools, where she had operational responsibility for sales, marketing, business development, professional services and education, from 1994 to 1996. Ms. Brown served as Vice President Marketing at INGRES, a division of The ASK Group from 1992 to 1994. INGRES is a database software development company. Prior to her employment at Ingres, Ms. Brown served IBM for 24 years in various executive and management positions.

MARK BLUNDELL, age 38, is the Chief Executive Officer, President, Chief Financial Officer and a current director of the Corporation and has served in these capacities since the Corporation's inception in July 1993. From October 1991 until December 1993, Mr. Blundell was initially the Chief Executive Officer of Management Technologies, Inc.'s ("MTI") European subsidiary and then the Chief Operating Officer and Chief Financial Officer of MTI in New York. He was also a director of MTI from December 1993 to March 1994. MTI is a publicly-held financial services software company. From May 1988 to October 1991, Mr. Blundell was the Chief Executive Officer of the London Fox, the futures and options exchange, where he introduced the first international electronic trading system. He is also a director and President of Lancer Holdings, Inc. ("Lancer"), a company formed to hold the intellectual property rights relating to the New Paradigm Architecture and which currently conducts no business with the company. Lancer is a principal shareholder of the Company.

JOHN BRANN, age 35, has been the Secretary of the Corporation since the Corporation's inception in July 1993. From July 1993 until March 18, 1996 he was the Vice President of Technology of the Corporation. Mr. Brann's employment as Vice President of Technology was terminated on March 18, 1996 when his visa to work in the United States expired. Mr. Brann has since been granted an O-1 Visa and the Corporation has reemployed him as Vice President of Technology. From 1990 to December 1993, Mr. Brann was the Vice President of Research and Development at MTI, where he was responsible for the development of new systems. In 1990, Mr. Brann was an outside consultant to The First Boston Corporation, consulting on building real time information systems. From 1989 to 1990, Mr. Brann was employed by Extel Financial, a major information vendor in London engaged in the construction of electronic data feeds. He is also a director and Vice President of Lancer.

JEFF KAHN, age 38, has been a director of the Corporation since November
1993. In 1991, Mr. Kahn founded and began serving as president of Kahn Communications Group Inc. ("KCG"), a marketing communications firm which specializes in telecommunications, high technology, consumer, financial and manufacturing industries. KCG is now a division of Ruder Finn, a marketing communications firm. He presently serves as President of KCG. Prior to forming KCG, Mr. Kahn was President of Schoenfeld Kahn from 1988-1991 and from 1987 to 1988 he was Executive Vice President of Schoenfeld Strauss, an advertising agency, where he established that company's public relations division.

MICHAEL TAYLOR, age 54, has been a director of the Corporation since
April 26, 1996. He is a Managing Director of Investment Banking at Laidlaw Equities. He was Associate Director of Investment Banking for Josephthal
Lyon & Ross from June 1989 to March 1996. From December 1981 until joining Josephthal, he was President of Mostel & Taylor Securities, Inc., a NASD-member investment banking and brokerage firm. He has been involved in the securities industry since 1966, when he joined Lehman Brothers as an analyst. He has been a director of NDE Environmental, Inc. since July 1992. He is also Chairman of the Board of Jennifer Muller/The Works, a contemporary dance company. He attended Amhurst College and Columbia University. In 1991, the Securities and Exchange Commission entered an administrative order finding that, in 1988 and 1989, Mr. Taylor aided Mostel & Taylor Securities, Inc. in connection with certain violations of the net capital requirements for securities broker-dealers imposed by the Securities Exchange Act of 1934, and suspended him from associating with a broker, dealer, investment company, investment adviser or municipal securities dealer in any capacity for 90 days and in a proprietary or supervisory capacity for an indefinite period with the right to apply for removal of such suspension after two years. He has applied to remove the suspension. Mr. Taylor consented to the order without admitting or denying its findings.




                    INFORMATION AS TO COMMITTEES, ATTENDANCE
                      AND FEES OF THE BOARD OF DIRECTORS

The Corporation's Board of Directors has standing Audit and Compensation Committees.

The Audit Committee is comprised of Ms. Brown, Mr. Gordon and Mr. Taylor. During the fiscal year ended March 31, 1996, the Audit Committee held one meeting. The functions performed by the Audit Committee include:
(a) reviewing and approving the scope and coverage of the Corporation's annual audit; (b) discussing any significant difficulties encountered or significant findings made during the annual audit; (c) reviewing and approving the annual audit, financial statements and management letters following completion of the Corporation's annual audit; (d) reviewing with the Corporation's independent certified public accountants and the Corporation's management the accounting systems, financial controls and procedures used by the Corporation; (e) reviewing and approving the annual audit budget and actual fees paid to the Corporation's independent certified public accountants; and (f) recommending to the Board of Directors each year the firm of independent certified public accountants to be retained for the following year.

The Compensation Committee is comprised of Ms. Brown, Mr. Gordon, Mr. Kahn and Mr. Taylor. During the fiscal year ended March 31, 1996, the Compensation Committee held two meetings. The functions performed by the Compensation Committee include: (a) establishing and approving the compensation to be paid to members of the Corporation's senior management;
(b) administering the Corporation's stock incentive plans; and
(c) authorizing and approving any special compensation arrangements for senior management.

The Board of Directors of the Corporation held a total of 10 meetings during the fiscal year ended March 31, 1996. During the periods in which they served on the Board of Directors all directors attended at least 75% of (1) all meetings of the Board of Directors and (2) all meetings of all board committees on which they served, except that Jeff Kahn attended 50% of all meetings of the Board of Directors. The overall attendance record for all directors as a group during the fiscal year ended March 31, 1996 was 86%.

INDEMNIFICATION

The Corporation's Certificate of Incorporation and By-Laws contain provisions exculpating the Corporation's directors from liability to the Corporation's shareholders for certain actions taken or omitted by them and indemnifying the Corporation's officers and directors against judgments, fines, amounts paid in settlement and reasonable attorneys' fees incurred in the defense of certain actions and proceedings to the extent permitted under the BCL.

The Corporation purchased directors' and officers' liability insurance coverage on April 10, 1996. The Corporation's current insurance coverage was purchased for the one-year period commencing at 12:01 a.m. on April 10, 1996 and extending through 12:01 a.m. of April 10, 1997, at an annual aggregate premium of approximately $45,000. This coverage, subject to a number of standard exceptions, indemnifies the directors and officers of the Corporation, whether elected or appointed, for liabilities or losses incurred in the performance of their duties up to an aggregate sum of $1,000,000. The Corporation has purchased this insurance coverage from the General Star Indemnity Company. No sums have been paid under this coverage to the Corporation or any directors or officers nor have any claims for reimbursement been made under this policy.

DIRECTORS' COMPENSATION

The directors of the Corporation currently receive a retainer of $1,000 per quarter and a fee of $1,000 for each meeting of the Board of Directors that they attend. They are also reimbursed by the Corporation for their direct costs for attending meetings. On December 8, 1993, Messrs. Kahn, Gordon and two former directors, were each granted, as remuneration for service on the Board of Directors, an option (Directors' Options) to acquire, at a price of $5.00 per unit, 10,000 units, each unit consisting of one share of Common Stock and one warrant to purchase one share of Common Stock at an exercise price of $6.00 per share (1993 Warrant). These options will expire on November 1, 1998. On April 26, 1995 Messrs. Blundell, Brann, Kahn, Gordon and one former director were granted options under the Corporation's Stock Option Plan to purchase 5,333 shares of Common Stock each at an exercise price of $4.50 per share. These options became exercisable on April 26, 1996 and expire on April 26, 2005. On November 30, 1995 Messrs. Kahn, Gordon and Ms. Brown were each granted options under the Corporation's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share.
Messrs. Blundell and  Brann were granted options under the Corporation's
Stock Option Plan to purchase 20,000 shares of Common Stock at the same exercise price. These options become exercisable on November 30, 1996 and expire on November 30, 2000. On April 24, 1996, Mr. Taylor was granted options under the Corporation's Stock Option Plan to purchase 10,000 shares of Common Stock at an exercise price of $5.125 per share. These options become exercisable on April 24, 1997 and expire on April 24, 2001.

Pursuant to an Underwriting Agreement dated August 11, 1995 between the Corporation and First Allied Securities, Inc., as representative (the Representative) of the underwriters in the Corporation's initial public offering, the Corporation has agreed that until September 11, 1996 it would not issue any options to any director or officer of the Corporation without the prior written consent of the Representative. The Representative agreed to the issuance of the options granted in November 1995 and April 1996.

         BENEFICIAL OWNERSHIP OF THE CORPORATION'S COMMON STOCK (a)

The following table indicates the beneficial ownership of the Corporation's Common Stock as of May 1, 1996, by (1) each of the directors and nominees, (2) each of the executive officers of the Corporation, (3) all directors, nominees and executive officers of the Corporation as a group and
(4) each person or entity which beneficially owned in excess of five percent of the Common Stock, based upon information supplied by each of the directors, nominees, executive officers and five percent beneficial owners:

Name of Beneficial Owner    Right to Sole     Right to Shared     Total Number of     Percent of
                             Voting and          Voting and      Shares Beneficially  Common Stock
                           Investment Power    Investment Power       Owned          Beneficially Owned
Beverly Brown                       0(b)                    0                0              0%
Mark Blundell                  50,666(c)           199,999(d)          250,665              10%
John Brann                     49,333(e)           199,999(d)          249,332              10%
Philip V. Caltabiano           37,733(f)                    0           37,733               2%
Nicholas Field                 17,733(g)                    0           17,733              (h)
Daniel Gordon                  25,333(i)                    0           25,333               1%
Jeff Kahn                      25,333(j)                    0           25,333               1%
Lancer Holdings               199,999(k)                    0          199,999               8%
Midland Associates            619,999(l)                    0          619,999              24%
Michael Taylor                      0(m)                    0                0               0%
Robert Trump                  200,000(n)            619,999(o)         819,999              29%
All Directors and Executive   267,631(p)            199,999(q)         467,630              16%
Officers of the Corporation
as a group (a total of
8 persons)

<F1>
(a) The shares of Common Stock beneficially owned by each person or by all directors and executive officers as a group, and the shares included in the total number of shares of Common Stock outstanding used to determine the percentage of shares of Common Stock beneficially owned by each person and such group, have been adjusted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 to reflect the ownership of shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. As provided in such Rule, such shares issuable to any holder are deemed outstanding for the purpose of calculating such holder's beneficial ownership but not any other holder's beneficial ownership.

<F2>
(b) Excludes 10,000 shares of Common Stock granted under the Corporation's Stock Option Plan (the "SOP") which will not become exercisable until November 1996.

<F3>
(c) Consists of (i) 26,667 shares of Common Stock, (ii) 5,333 shares of Common Stock issuable upon exercise of warrants issued in a 1994 private placement of the CorporationOs securities (the" 1994 Warrants"), and
(iii) 18,666 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 20,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996 and up to 149,999 shares of Common Stock underlying stock options proposed to be granted under the the Executive Stock Option Plan as listed in proposal 3 hereunder. All of these securities are subject to an agreement with the Corporation and the representative of the underwriters for the Corporation's initial public offering which commenced on August 11, 1995 (or an affiliate of the representative of the underwriters), pursuant to which the holder of such securities has agreed not to sell such securities prior to September 11, 1996, except with the prior written consent of the Corporation and the representative of the underwriters ("Lock Up Agreement").

<F4>
(d) Represents the holdings of Lancer Holdings of which Mr. Blundell and Mr. Brann are each 33% owners and directors and officers. Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer Holdings. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F5>
(e) Consists of (i) 26,667 shares of Common Stock, (ii) 4,000 shares of Common Stock issuable upon exercise of 1994 Warrants, and (iii) 18,666 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 20,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996 and up to 149,999 shares of Common Stock underlying stock options proposed to be granted under the Executive Stock Option Plan As listed under proposal 3 hereunder. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F6>
(f) Consists of (i) 20,400 shares of Common Stock, (ii) 4,000 shares of Common Stock issuable upon exercise of 1994 Warrants, and (iii) 13,333 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 20,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996 and up to 100,000 shares of Common Stock underlying stock options proposed to be granted under the Executive Stock Option Plan as listed in proposal 3 hereunder. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F7>
(g) Consists of 10,533 shares of Common Stock and 7,200 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 15,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996 and upto 66,000 shares of Common Stock underlying stock options proposed to be granted under the Executive Stock Option Plan as listed in proposal 3 hereunder. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F8>
(h) Less than 1%.

<F9>
(i) Consists of (i) 10,000 shares of Common Stock and 10,000 shares of Common Stock underlying 1993 Warrants issuable upon exercise of Directors' Options granted in 1993 to non employee directors of the Corporation and (ii) 5,333 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 10,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F10>
(j) Consists of (i) 10,000 shares of Common Stock and 10,000 shares of Common Stock underlying 1993 Warrants issuable upon exercise of Director's Options and (ii) 5,333 shares of Common Stock issuable upon exercise of options granted under the SOP that are currently exercisable. Excludes 10,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until November 1996. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F11>
(k) Consists of 166,666 shares of Common Stock and 33,333 shares of Common Stock issuable upon exercise of warrants held by Lancer Holdings. All of these securities are subject to a Lock-Up Agreement until September 11, 1996.

<F12>
(l) Consists of 439,999 shares of Common Stock and 180,000 shares of Common Stock issuable upon exercise of warrants. These securities were previously owned by Management Technologies, Inc. (MTI) and transferred to Midland Associates in satisfaction of a loan to MTI by Midland Associates.

<F13>
(m) Excludes 10,000 shares of Common Stock issuable upon exercise of options granted under the SOP which will not become exercisable until April 1997.

<F14>
(n) Consists of 200,000 shares of Common Stock issuable upon exercise of 1994 Warrants.

<F15>
(o) Represents the holdings of Midland Associates. Consists of the securities listed in note l above.

<F16>
(p) Consists of all of the above securities in notes b-g, j & m and excludes all of the securities issued under the SOP or proposed to be issued under the Executive Stock Option Plan which do not become exercisable within 60 days.


                    INFORMATION AS TO EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the Corporation's chief executive officer and each of the other executive officers (the "Named Officers") for services rendered in all capacities to the Corporation. The Corporation has only four executive officers.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation                    Long-Term Compensation
                                              --------------------------------   ---------------------------------------
Name and Principal Position     Fiscal Year   Salary      Bonus     Other        Securities     Restricted     All Other
                                  Ended                             Annual       underlying        Stock       Compen-
                                March 31,                           Compen-      options           Awards      sation
                                                                    sation
Mark Blundell - Chief          1994(*)
Executive Officer, Chief       1995            $150,000        $0   $45,000(1)        0           $0           $1,456(2)
Financial Officer, President   1996            $150,000   $20,000    $9,000      38,666           $0           $1,100(2)

John Brann - Vice President
Technology                     1994(*)
                               1995            $100,000        $0        $0           0           $0               $0
                               1996            $100,000        $0   $25,000(3)   38,666           $0             $810(2)

Philip V. Caltabiano - Senior  1994(*)
Vice President Sales and       1995            $100,000        $0        $0           0         $188(4)            $0
Marketing                      1996            $100,000        $0        $0      33,333         $188(4)            $0

Nicholas Field - Vice          1994(*)
President Implementation       1995             $70,000        $0        $0           0         $100(5)            $0
                               1996             $80,000        $0        $0      22,500          $50(5)            $0

<F1>
(1) Reflects an accommodation allowance of $4,000 per month which terminated in December 1994 and consisted of costs associated with Mr. Blundell's relocation to the United States from England, and a car allowance of $750 per month paid to Mr. Blundell.

<F2>
(2) Reflects the insurance premium paid by the Corporation for term life insurance for Mr. Blundell and Mr. Brann.

<F3>
(3) Reflects severance pay paid to Mr. Brann when his employment terminated on March 18, 1996 upon expiration of his visa to work in the United States.
Mr. Brann has since received an O-1 visa and has been reemployed by the Corporation.

<F4>
(4) Upon first joining the Corporation in 1993, the Corporation awarded
Mr. Caltabiano a stock grant of 20,000 shares of Common Stock, 15,000 of which have vested. 5,000 shares of Common Stock will vest on December 31, 1996, unless his employment is terminated earlier. The amount included in the table reflects 5,000 shares of Common Stock that vested in each of the fiscal years ended March 31, 1995 and March 31, 1996. These shares were awarded in connection with the organization of the Corporation and have been valued at par value ($.01 per share) before giving effect to a reverse split of the Corporation's Common Stock that was approved by the Corporation's shareholders on April 18, 1995.

<F5>
(5) Upon first joining the Corporation in 1993, the Corporation awarded
Mr. Field a stock grant of 8,000 shares of Common Stock, all of which have vested. The amount included in this table reflects 2,667 shares that vested during the year ended March 31, 1995 and 1,333 shares that vested during the year ended March 31, 1996. These shares were awarded in connection with the organization of the Corporation and have been valued at par value
($.01 per share) before giving effec to a reverse split of the Corporation's Common Stock that was approved by the Corporation's shareholoders on April 18, 1995.


* Pursuant to Item 402(b) of Regulation S-B, no information for the fiscal year ended March 31, 1994 is required to be presented.

             OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 1996

The following table sets forth all grants of stock options made during the fiscal year ended March 31, 1996 pursuant to the Corporation's Stock Option Plan to the Named Officers:


                            Individual Grants
Name                   Number of        % of Total       Average       Expiration
                       Securities       Options          Exercise      Date
                       Underlying       Granted to       or Base
                       Options          Employees        Price (b)
                       Granted          in Fiscal        Per Share
                                        ended March
                                        31, 1996 (a)
Mark Blundell           38,666          19%              $4.82         (c)
John Brann              38,666          19%              $4.82         (c)
Philip V. Caltibiano    33,333          16%              $4.88         (c)
Nicholas Field          22,200          11%              $4.92         (c)
All Shareholders           N/A          N/A                N/A         N/A
All Optionees          263,466          N/A              $4.89         (c)

<F1>
(a) Excludes 40,666 shares of Common Stock issuable upon exercise of options granted to outside directors.

<F2>
(b) Two groups of options were granted in the fiscal year ended March 31, 1996. Options exercisable for 99,466 shares of Common Stock were granted in April 1995 and options exercisable for 164,000 shares of Common Stock were granted in November 1995.

<F3>
(c) The options which were granted in April 1995 expire in April 2000. The options issued in November 1996 expire in November 2000.

Pursuant to an Underwriting Agreement dated August 11, 1995 between the Corporation and First Allied Securities, Inc., as representative (the "Representative") of the underwriters in the Corporation's initial public offering, the Corporation has agreed that until September 11, 1996 it would not issue any options to any director or officer of the Corporation without the prior written consent of the Representative. The Representative agreed to the issuance of option granted in November 1995.



      AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 1996 AND
                             YEAR-END OPTION VALUES

The following table sets forth information with respect to options exercised by each of the Named Officers during the fiscal year ended March 31, 1996 and the number and value of unexercised options as of March 31, 1996:


                                                 Number ofSecurities           Value of Uexercised
                                                Underlying Unexercised         In-the-Money Options
                                               Options at March 31, 1996       at March 31 1996(a)
Name                 Shares        Value      Exercisable   Unexercisable   Exercisable  Unexercisable
                     Acquired on   Realized
                     Exercise
Mark Blundell        0             $0         18,666        20,000          $18,666       $7,500
John Brann           0             $0         18,666        20,000           18,666        7,500
Philip V.Caltibiano  0             $0         13,333        20,000           13,333        7,500
Nicholas Field       0             $0          7,200        15,000            7,200        5,625

<F1>
(a) Based on the closing sale price of New Paradigm Software Corp. Common Stock on March 31, 1996 of $5.50 as reported on NASDAQ SmallCap.

Employment Contracts

The Corporation has entered into employment contracts with Messrs. Blundell, Brann and Caltabiano. The employment contracts of Messrs. Blundell, Brann and Caltabiano contain the following principal features.

Mr. Blundell: Term: Five years with a remaining term of approximately three years; Base Salary: $200,000 per annum (Mr. Blundell has waived $50,000 per annum of this Base Salary (which is not being accrued) until such time as the Corporation would otherwise be able to report a pre-tax annual profit in excess of $75,000); Common Stock Award: Mr. Blundell received 26,667 shares of Common Stock. If the Corporation achieves at least $2.5 million in sales in any period of twelve consecutive months, Mr. Blundell will be paid a bonus of $50,000. Mr. Blundell's employment contract provides that if such bonus target is achieved and such bonus paid, he and the Corporation will negotiate a new bonus arrangement. Mr. Blundell is entitled to receive a death benefit of $1,000,000 payable to a beneficiary named by him. The Corporation has obtained a life insurance policy to fund this benefit. Mr. Blundell's employment agreement will renew automatically from year to year unless
Mr. Blundell or the Corporation gives notice of termination to the other on or before May 1 of any year beginning in 1999.

Mr. Brann: Term: Three years with a remaining term of approximately three years; Base Salary: $125,000 per annum (Mr. Brann has waived $25,000 per annum of this Base Salary (which is not being accrued) until such time as the Corporation would otherwise be able to report a pre-tax annual profit in excess of $75,000); Common Stock Award: Mr. Brann received 26,667 shares of Common Stock. Mr. Brann is entitled to a death benefit of $1,000,000 payable to a beneficiary named by him. The Corporation has obtained a life insurance policy to fund this benefit. Mr. Brann's employment agreement will renew automatically from year to year unless Mr. Brann or the Corporation gives notice of termination to the other on or before May 1 of any year beginning in 1999.

Mr. Caltabiano: Term: Three years with a remaining term of approximately one year; Base Salary: $100,000 per annum plus commissions on sales;
Common Stock Award: Mr. Caltabiano received 20,000 shares of Common Stock, 15,000 of which have vested. Rights to receive an additional 5,000 shares of Common Stock will vest on December 31, 1996, unless his employment is terminated before then.


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


INTRODUCTION

The Compensation Committee of the Board of Directors (the "Committee") is composed of the individuals listed below, who are independent outside directors of the Corporation. The Committee has sole responsibility for all compensation matters with respect to the Corporation's senior management.

PHILOSOPHY

The Corporation seeks to attract, motivate and retain senior management by providing a fully competitive total compensation opportunity based on performance. The compensation package of each member of senior management consists of two key elements: (1) base salary which reflects competitive marketplace data and evaluated individual performance; and (2) long-term stockbased incentive opportunities consisting of annual stock option grants. The long-term stock based incentive opportunities are intended to align the interests of senior management with those of the Corporation's shareholders.

The Corporation's executive compensation program is structured so that at higher management levels a larger portion of total compensation is composed of longterm stockbased compensation.

The Committee strives to balance short- and longterm incentive objectives and to employ prudent judgment in establishing financial performance criteria, evaluating performance and determining actual incentive payments.

Following is a discussion of each of the elements of the Program and a description of the specific decisions and actions taken by the Committee with regard to compensation for the fiscal year ended March 31, 1996.

PROGRAM COMPETITIVENESS

Each element of the compensation arrangements for senior management is intended to be fully competitive with comparable elements of competitor companies in the computer software industry. Salary ranges are established for each position using published survey information of computer software industry compensation practices, which includes reports from the Gartner Group, a technology consulting company, and accounting companies.

The long-term incentive option grant guidelines are reviewed by the Committee based upon total options granted to employees of the Corporation, seniority and position. These grant guidelines are intended to provide competitive longterm compensation opportunities if the assumptions as to goal achievement and stock price growth are realized.

ANNUAL SALARY AND BONUSES

Annual total cash compensation for senior management consists of base salary and bonus. The base salaries for senior executives other than the CEO are recommended by Mr. Blundell based on the competitive marketplace, evaluated position responsibilities and individual performance, and are reviewed and approved by the Committee. Bonuses are awarded as compensation for extraordinary goals achieved by individual members. In the fiscal year ended March 31, 1996 Mr. Blundell received a bonus of $20,000 for efforts in connection with the Corporation's financing activities, in particular the initial public offering. No other bonuses were awarded. Mr. Caltabiano also receives a 2% commission on all sales of the Corporation's COPERNICUS software. Mr. Blundell's employment contract provides that he will be paid a bonus of $50,000 if the Corporation achieves at least $2.5 million in sales in any twelve consecutive months.

LONG-TERM INCENTIVE COMPENSATION

The long-term incentive compensation program for seniorbmanagement consists of stock options. All option awards were granted under the Corporation's Stock Option Plan, which Plan was approved by shareholders on September 13, 1994. Stock options provide the right to purchase shares of Common Stock at the fair market value (the average of the high and low trading prices) on the date of grant. These grants are awarded under the general principal that larger grants will be made to employees at higher salary and management levels. Each stock option becomes exercisable one year after grant, and has a ten year maximum term.

The size of the awards of stock options are not reduced for any current stock holdings or previous awards held by a participant.

FISCAL YEAR ENDED MARCH 31, 1996 CEO COMPENSATION

Mr. Blundell's base salary is fixed in his employment contract. The appropriateness of his base salary is reviewed annually by the Committee. As part of its review, the Committee considers competitive CEO base salary information from computer software industry companies identified by the Committee, Mr. Blundell's individual performance and contributions since his last review, and the merit increase guidelines in effect for other salaried employees during this period.

In early 1996, the Committee reviewed and approved the 1996 Executive Stock Option Plan for the CorporationOs management employees, including
Mr. Blundell and the other Named Officers. The option grants to be given are shown below under Proposal 3,"Adoption of the Executive Stock Option Plan". The option awards granted under the Stock Option Plan which the Committee approved for Mr. Blundell were made in accordance with the grant guidelines established in 1995. Mr. Blundell's awards for the year ended March 31, 1996 consist of 38,666 stock option shares, and are disclosed in the Option Grants Table along with the awards for the fiscal year ended March 31, 1996 to the other Named Officers.

CLOSING STATEMENT

The Committee believes that the caliber and motivation of the Corporation's key employees and the quality of their leadership makes a significant difference in the long-term performance of the Corporation. The Committee further believes that compensation should vary with the Corporation's financial performance so that executives are well rewarded when performance meets or exceeds standards established by the Committee.

In its view, the Committee believes that New Paradigm Software Corp.'s executive compensation program is meeting and fulfilling the goals contained in the program's philosophy.

The foregoing report has been furnished by Ms. Brown
Mr. Gordon (Chairman)
Mr. Kahn
Mr. Taylor

The Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 of such Act.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Ms. Brown, Mr. Gordon, Mr. Kahn and Mr. Taylor. Mr. Gordon and Mr. Kahn served on the Compensation Committee during the entire fiscal year ended March 31, 1996. Ms. Brown was appointed to the Committee on September 20, 1995 and Mr. Taylor was appointed to the Committee on April 26, 1996.

Mr. Gordon, a member of the Committee, has been the Chairman of the Board of Directors of the Corporation since its inception. No member of the Committee was an officer or employee of the Corporation or any of its subsidiaries during the fiscal year ended March 31, 1996 or at any prior time. In addition, there are no transactions, relationships or indebtedness for which disclosure is required under the rules of the Securities and Exchange Commission with respect to any member of the Committee.


                             CERTAIN TRANSACTIONS

General

The following is a discussion of certain transactions entered into by the Corporation with officers, directors, security holders and affiliates thereof. The Corporation believes that the terms of these transactions were no less favorable to the Corporation than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions.

The Corporation has adopted a policy whereby any future transactions, including loans, between the Corporation and its directors, officers, principal shareholders and other affiliates, will be on terms no less favorable to the Corporation than could be obtained from unaffiliated third persons on an arm's-length basis at the time that the transaction was entered into and will be reviewed and approved by a majority of the Corporation's directors, including a majority of the Corporation's independent disinterested directors.


Issuance of Securities to Directors, Executive Officers and Their Affiliates

In a private placement of the Corporation's securities for which a closing was held on October 20, 1994 (the "1994 Financing"), Mr. Blundell purchased for $15,000 afractional unit comprised of (i) a two year promissory note with an increasing interest rate starting at 10% per annum (a "1994 Note") in the principal amount of $15,000 and (ii) 1994 Warrants exercisable for 12,000 shares of Common Stock; Mr. Brann purchased for $5,000 a fractional unit comprised of (i) a 1994 Note in the principal amount of $5,000 and (ii) 1994 Warrants exercisable for 4,000 shares of Common Stock; Mr. Caltabiano purchased for $5,000 a fractional unit comprised of (i) a 1994 Note in the principal amount of $5,000 and (ii) 1994 Warrants exercisable for 4,000 shares of Common Stock. Mr. Blundell subsequently transferred 1994 Warrants exercisable for 6,667 shares of Common Stock. The shares of Common Stock issuable upon exercise of the 1994 Warrants purchased in the 1994 Financing by the foregoing directors and executive officers are registered for sale under the Securities Act of 1933 but are subject to Lock-Up Agreements.

On March 22, 1995, 33,333 shares of Common Stock and warrants (the "MBA Warrants"), which are exercisable for 33,333 shares of Common Stock at an exercise price of $5.63 per share, subject to adjustment under certain circumstances, were issued to Mark Blundell and Associates (now known as Lancer Holdings)in connection with the Corporation's acquisition of the New Paradigm Architecture. See "New Paradigm Architecture."
The MBA Warrants will expire on March 21, 2000 and are not redeemable.

On June 30, 1995 Mr. Field exercised 2,000 1993 Warrants for an aggregate of
$980.

See "Directors Compensation" and "Options Grants in Fiscal Year Ended
March 31, 1996" with respect to options granted to directors and executive officers of the Corporation during the fiscal year ended March 31, 1996. See Proposal 3, "Adoption ofthe Executive Stock Option Plan," for information about options that have been authorized for certain executive officers of the Corporation, subject to shareholder approval of the Executive Stock Option Plan.

New Paradigm Architecture

The Corporation acquired the rights to its proprietary approach to developing computer programs (the "New Paradigm Architecture") used to develop its COPERNICUS software and related intellectual property rights from Lancer Holdings as of March 22, 1995 for a consideration equal to 33,333 shares of Common Stock and the MBA Warrants. Lancer Holdings no longer holds any right, title or interest in COPERNICUS or the New Paradigm Architecture. Prior to the acquisition of the New Paradigm Architecture, the Corporation held an exclusive, perpetual license to use the New Paradigm Architecture from Lancer Holdings. The Corporation acquired the license pursuant to a license agreement with Lancer Holdings dated as of July 20, 1993.
Pursuant to the July 20, 1993 license agreement, the Corporation made a onetime payment of 133,333 shares of Common Stock in 1993 and annual license fee payments of $10,000 in 1993 and 1994.

The Corporation's Chief Executive Officer and President, Mark Blundell, and its Vice President of Technology, John Brann, collectively own
66% of the voting stock of Lancer Holdings. Messrs. Blundell and Brann have no direct or indirect interest in the remaining 34% of the voting stock of Lancer Holdings. Messrs. Blundell and Brann are the only directors of Lancer Holdings and are both directors of the Corporation.

Other Transactions

Mr. Jeff Kahn, a director, is the President of Kahn Communications Group Inc. ("KCG"), a division of Ruder Finn. Kahn Communications Group provides public relations services to the Corporation for which it receives a monthly fixed fee from the Corporation of $5,000. KCG also provides special event related marketing services to the Corporation for which it receives additional fees on a per engagement basis. In the fiscal year ended March 31, 1995, KCG received $36,000 in such fees and in the fiscal year ended March 31, 1996, KCG received $72,182 in such fees.

On September 1, 1995 the Corporation entered into a consulting contract with Corporate Growth Services, a corporation owned by Mr. Gordon, Chairman of the Board of Directors. Corporate Growth Services provides small development stage companies with management consulting. Under the terms of the contract Corporate Growth Services receives a consulting fee of $2,000 per month over and above any fees Mr. Gordon receives for attending meetings of the Board of Directors. In the fiscal year ended March 31, 1995, Corporate Growth Services received $11,400 in such fees and in the fiscal year ended March 31, 1996, Corporate Growth Services received $18,000 in such fees.


     2. PROPOSAL TO ELIMINATE THE APPLICABILITY OF SECTION 912 OF THE BCL

The Board of Directors recommends that the shareholders approve an amendment to the Corporation's By-Laws by the adoption of a new Section 6.5 which will provide that Section 912 of the BCL shall not apply to the Corporation. The text of the proposed new Section 6.5 of the CorporationOs By-Laws is set forth below and the text of Section 912 of the BCL (referred to herein as "Section 912") is set forth in Appendix A. The description of Section 912 which follows is qualified in its entirety by reference to the text of Section 912.

The Corporation, as a New York corporation, is subject to the BCL, including
Section 912, an anti-takeover provision. In general, Section 912 restricts the ability of a public New York corporation to engage in a "business combination" with an "interested shareholder" for a period of five years after the date of the transaction in which the person became an interested shareholder. As a result, potential acquirors of the Corporation may find it more difficult or be discouraged from attempting to effect an acquisition transaction with the Corporation, thereby possibly depriving holders of the securities issued by the Corporation of certain opportunities to sell or otherwise dispose of such securities at a premium pursuant to such transactions. Section 912 is described in greater detail below.

The Corporation can elect not to be governed by these provisions by adopting an amendment to its By-Laws. The new By-Law Section would not be effective until 18 months after the Corporation's shareholders have approved it and would not apply to a business combination with an interested shareholder who became an interested shareholder on or prior to the effective date of such amendment. In order to opt out of these provisions, the Board of Directors has approved and recommended to the Corporation's shareholders the amendment of the Corporation's By-Laws by adding to the ByLaws the following new
Section 6.5:

   SECTION 6.5. Inapplicability of Section 912 of the New York Business Corporation Law. Pursuant to subsection (d)(3)(iii) of Section 912 of the New York Business Corporation Law, the Corporation hereby elects, to the maximum extent authorized by such subsection, that Section 912 shall not apply to the Corporation or to any business combination involving the Corporation.

In addition, directors Mark Blundell, John Brann, Daniel A. Gordon and Jeff Kahn have agreed that they would vote in favor of such amendment.

Section 912

Section 912 defines "business combination" broadly to include a wide range of transactions involving the Corporation or the Corporation's assets or securities. Section 912, subject to certain exceptions, prohibits the Corporation from engaging in any business combination with any interested shareholder for five years after the date the interested shareholder first became an interested shareholder (the "stock acquisition date") unless the business combination or the purchase of shares made by the interested shareholder is approved by the Board of Directors before the interested shareholder's stock acquisition date.

Further, Section 912 prohibits any business combination with an interested shareholder, even one following the expiration of five years after his stock acquisition date, unless either (i) the business combination or the purchase of shares by the interested shareholder is approved by the Board of Directors before the shareholder's stock acquisition date, or (ii) the business combination is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting stock not beneficially owned by the interested shareholder at a meeting called for that purpose no earlier than five years after the interested shareholder's stock acquisition date, or
(iii) the aggregate value of consideration to be received by the holders of the Corporation's Common Stock and by the holders of any other class or series of shares satisfies certain standards specified in Section 912, the consideration to be received by the shareholders is distributed promptly and is in cash or the same form as the interested shareholder used to acquire the largest number of shares previously acquired by such shareholder, and except as specified in the statute, the interested shareholder has not become the beneficial owner of any additional voting shares of the Corporation after the stock acquisition date and before the date of consummation of the business combination.

"Interested shareholder" is defined under Section 912 as any person (other than the Corporation or any of its subsidiaries) who beneficially owns, directly or indirectly, 20% or more of the Corporation's outstanding voting stock, or any affiliate or associate of the Corporation who, at any time within five years immediately before the date in question, was the beneficial owner of 20% or more of the Corporation's then outstanding voting stock.
Section 912 permits friendly, negotiated transactions which are approved in advance by the Board of Directors. It restricts a hostile acquiror's flexibility in acquiring the Corporation and may help prevent unfair, coercive, abusive or self-dealing activities which accompany or follow some hostile acquisitions, particularly those which are highly leveraged. Opting out of
Section 912 will make the Corporation more vulnerable to a hostile takeover and reduce the role of the Board of Directors in opposing any such takeover. However, the Board of Directors favors the proposed amendment because it believes it unlikely that the Corporation will, in the foreseeable future, be involved in a hostile takeover, opting out of Section 912 may enhance the Corporation's ability to raise new capital and the Board of Directors will have other available alternatives to thwart any takeover attempt which the Board of Directors determines is not in the best interests of the Corporation and its shareholders.

Background of Amendment

The Board of Directors approved the proposed amendment at a meeting held on June 25, 1995 after considering concerns about Section 912 expressed by the California Department of Corporations in response to the Corporation's application to qualify its initial public offering in California. The Department of Corporations expressed concern about provisions the effect of which is to exclude shares from voting or to enable supermajority voting in excess of 66 2/3% of outstanding shares entitled to vote. As noted above, under some circumstances Section 912 excludes shares held by an interested shareholder proposing a combination covered by Section 912 from voting to approve that business combination. Unless the Corporation undertook to recommend to its shareholders that they approve the proposed amendment, the Department of Corporations would not have approved the Corporation's application. The Board of Directors determined that such approval was critical to the success of the Corporation's then pending initial public offering and therefore more important to the Corporation's ongoing viability than the hypothetical possibility that the Corporation might benefit from the protection against hostile takeovers offered by Section 912, particularly in light of the relatively concentrated ownership of the Corporation's Common Stock.
In addition, the Board of Directors believes it to be in the Corporation's best interest to eliminate restrictions imposed by Section 912 which might discourage or delay new investment in the Corporation by investors desiring to acquire significant amounts of the Corporation's shares.

Robert S. Trump, Midland Associates, Lancer Holdings, Mark Blundell, and John Brann may currently be deemed to be "interested shareholders" within the meaning of Section 912. Section 912 provides that the proposed amendment to the Corporation's By-Laws would not be effective until 18 months after the Corporation's shareholders approve it and the proposed amendment would not apply to a business combination with an interested shareholder who became an interested shareholder on or prior to the effective date of such amendment. The Corporation is not a party to, and is unaware of, any arrangements, agreements, negotiations, or understandings with respect to any transaction covered by Section 912 or similar transaction, and no such transaction is currently under consideration by the Corporation.

Required Vote

Adoption of the proposed amendment requires the affirmative vote of the holders (excluding interested shareholders and their affiliates and associates) of a majority of the outstanding voting stock (excluding the voting stock of interested shareholders and their affiliates and associates). Accordingly, the proposed amendment must be approved by the affirmative vote of a majority of shares of Common Stock outstanding on the Record Date, excluding shares held by Robert S. Trump, Midland Associates, Lancer Holdings, Mark Blundell, and John Brann. Under the BCL, shareholders will have no appraisal or similar dissenters' rights with respect to action on the proposed amendment.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompany proxy to be voted for this resolution.


            3. ADOPTION OF THE EXECUTIVE STOCK OPTION PLAN

A proposal will be presented at the Annual Meeting to approve the Corporation's Executive Stock Option Plan (the "EXSOP") which was adopted by the Board of Directors, subject to approval of the shareholders of the Corporation. The complete text of the Plan is set forth in Exhibit B to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit B.

The purpose of the EXSOP is (a) to further the growth, development and financial success of the Corporation by providing additional incentives to certain management personnel who have been or will be given responsibility for the management or administration of the Corporation's business affairs and other persons performing significant services for the Corporation and thus enabling such management personnel to benefit directly from the Corporation's growth, development and financial success; and (b) to enable the Corporation to obtain and retain the services of management personnel considered essential to the long range success of the Corporation by providing them an opportunity to become owners of capital stock of the Corporation upon the exercise of options.
The EXSOP provides for the grant of nonqualified stock options to purchase shares of Common Stock which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. No options may be granted under the EXSOP more than ten years after the shareholders of the Corporation have approved the EXSOP.

The EXSOP is administered by the Compensation Committee
(the "Committee") of the Board of Directors of the Corporation.
The Committee must at all times consist of no fewer than two members of the Board of Directors. Subject to the limitations set forth in the EXSOP, the Committee has the authority to determine to whom options will be granted, the term during which an option granted under the EXSOP may be exercised, the exercise price of an option, and the rate at which the options may be exercised and may vest. Such stock options may be granted under the EXSOP only to management personnel who are full-time employees of the Corporation.

The maximum term of each stock option granted under the EXSOP is 10 years and, in general, an option may not be granted until the optionee has been employed by the Corporation or performed services for the Corporation for at least one year (which need not be continuous). The exercise price of shares of Common Stock subject to stock options must be not less than the fair market value of the Common Stock on the date of the grant.

The grant of a nonqualified stock option will not result in any immediate tax consequence to the Corporation or the participant. Upon exercise of a nonqualified stock option, the participant will realize ordinary income in an amount equal to the fair market value of the stock at the time of exercise over the option price, and the Corporation will generally be entitled to a deduction in the same amount.

The foregoing provides only a brief summary of the principal federal income tax consequences of awards under the EXSOP. This summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.

The Board of Directors may amend the EXSOP, provided, however, the Board of Directors may not, without the approval of the Corporation's shareholders, amend the EXSOP to increase the maximum number of shares authorized for the EXSOP except that the Board of Directors may make certain adjustments to prevent dilution in the event of certain corporate events, change the class of eligible individuals to whom options may be granted, reduce the basis upon which the minimum option price is determined, extend the period within which options under the EXSOP may be granted, or provide for an option that is exercisable more than ten years from the date it is granted except in the event of death. The Board of Directors shall have no power to change the terms of any option theretofore granted under the EXSOP so as to impair the rights of an optionee without the consent of the optionee whose rights would be affected by such change except to the extent, if any, provided in the EXSOP or in the related option agreement.
The Board of Directors may suspend or terminate the EXSOP at any time. No such suspension or termination shall affect options then outstanding.

The EXSOP authorizes the grant of options for a total of 750,000 shares. As of August 8, 1996, the closing price of the Common
Stock as reported by NASDAQ SmallCap Market was $1.50 per share.

The following is a table which describes the benefits or amounts that are expected to be received by or allocated to each of the following under the EXSOP in accordance with grants proposed by the Committee, subject to approval of the EXSOP by the shareholders of the Corporation. The exercise price of the following options will be the fair market value of the Common Stock at the time the options are granted by the Committee, which is expected to be immediately following approval of the EXSOP by the shareholders of the Corporation.

Executive Group

Name & Position	                          Number of Shares underlying
                                                 Options Granted

Mark Bundell
Chief Executive Officer,
President and CFO                                    149,999*

John Brann
Vice President of Technology,
Secretary and Treasurer	                             149,999*

Philip Caltabiano
Senior Vice President
of Sales and Marketing	                              100,000*

Nicholas Field
Vice President of Implementation                      66,000



Non-Executive Officer Employee Group	                 66,000



* Exercise of a portion of these options is subject to the achievement of certain performance standards.



The following management employees are expected to receive an option to purchase the Common Stock of the Corporation in the following amounts (the dates that options first become exercisable assume that shareholder approval of the EXSOP and grants of the option will occur on September 16, 1996):

    Name		 	           Date First Exercisable			     No. of Shares
    ----------------   ----------------------        -------------
1.  Ali Faraji			        September 16, 1996              15,000
				                     September 16, 1997         	    17,000
               			       September 16, 1998              17,000
			               	      September 16, 1999              17,000

2.  Nick Field		     	   September 16, 1996         	    15,000
             	  			      September 16, 1997         	    17,000
             			  	      September 16, 1998              17,000
			             	        September 16, 1999              17,000

3.  Mark Blundell   		   September 16, 1997         	    16,666
			               	      September 16, 1998              16,666
				                     September 16, 1999              16,667

In addition to the foregoing, Mark Blundell is expected to receive options to purchase 50,000 shares of Common Stock on or after July 1, 1997, exercisable only if the audited financial statements of the Corporation for the fiscal year ended on March 31, 1997 demonstrate that the Corporation's gross revenue for such year was at least $2,250,000 and the net loss for such year was no more than $1,350,000.
Mr. Blundell is expected to receive options to also purchase 50,000 shares of Common Stock on or after July 1, 1998, exercisable only if certain financial performance standards to be determined by the Board of Directors are met by the Corporation.

4.  John Brann			        September 16, 1997              16,666
			             	        September 16, 1998              16,666
			             	        September 16, 1999              16,667

In addition to the foregoing, John Brann is expected to receive options to purchase 50,000 shares of Common Stock on or after July 1, 1997, exercisable only if the audited financial statements of the Corporation for the fiscal year ended on March 31, 1997 demonstrate that the Corporation's gross revenue for such year was at least $2,250,000 and the net loss for such year was no more than $1,350,000. Mr. Brann is expected to receive options to also purchase 50,000 shares of Common Stock on or after July 1, 1998, exercisable only if certain financial performance standards to be determined by the Board of Directors are met by the Corporation.

5.  Philip Caltabiano		  September 16, 1997              10,000
			                   	  September 16, 1998              10,000
			                   	  September 16, 1999              10,000

In addition to the foregoing, Philip Caltabiano is expected to receive options to purchase 5,000 shares of Common Stock on or after July 1, 1997, exercisable only if the audited financial statements of the Corporation for the fiscal year ended on March 31, 1997 demonstrate that the Corporation's gross revenue for such year was at least $2,250,000 and the net loss for such year was no more than $1,350,000. Mr. Caltabiano also is expected to receive options to also purchase 5,000 shares of Common Stock on or after July 1, 1998, exercisable only if certain financial performance standards determined by the Board of Directors are met by the Corporation.

Mr. Caltabiano is expected to receive options to also purchase
30,000 shares of Common Stock on or after July 1, 1997 exercisable only if the audited financial statements of the Corporation for the fiscal year ended on March 31, 1997 demonstrate that the Corporation's gross revenue directly related to U.S. sales of COPERNICUS products is no less than $2,115,000 and the direct expenses for the sales staff are no more than $864,621. In addition to the foregoing, Mr. Caltabiano also is expected to receive options to purchase 30,000 shares of Common Stock on or after July 1, 1998 exercisable only if the Corporation's gross revenue directly related to the U.S. sales of COPERNICUS products meets certain performance standards to be determined by the Board of Directors; provided, however, Mr. Caltabiano will have the right to accelerate the purchase of these shares to a date which is on or after July 1, 1997 in the event that the Corporation's gross revenue directly related to U.S.
sales of COPERNICUS products in the fiscal year of the Corporation ended March 31, 1997 is not less than $4,000,000 and the direct expenses for the sales staff are no more than $1,600,000.

The approval by a majority of the votes cast at the Annual Meeting is required to approve the proposal to adopt the EXSOP.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board of Directors recommends that you vote FOR the proposal to approve and adopt the New Paradigm Software Corp. Executive Stock Option Plan as set forth above. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this proposal.

       4. PROPOSED INCREASE IN SHARES AUTHORIZED UNDER THE CORPORATION'S
                              STOCK OPTION PLAN

The Corporation maintains the New Paradigm Software Corp. Stock Option Plan (the "Plan"), the purpose of which is (a) to further the growth, development and financial success of the Corporation by providing additional incentives to certain key personnel who have been or will be given responsibility for the management or administration of the Corporation's business affairs and other persons performing significant services for the Corporation and thus enabling such key personnel to benefit directly from the Corporation's growth, development and financial success; and (b) to enable the Corporation to obtain and retain the services of key personnel considered essential to the long range success of the Corporation by providing them an opportunity to become owners of capital stock of the Corporation pursuant to the exercise of options. The Plan provides for the grant of two types of options to purchase shares of Common Stock, (a) incentive stock options intended to qualify under
Section 422 of the Internal Revenue Code of 1986, as amended, and
(b) nonqualified stock options which do not so qualify. No options may be granted under the Plan after April 8,2004.

The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation. The Committee must at all times consist of no fewer than two members of the Board of Directors. Subject to the limitations set forth in the Plan, the Committee has the authority to determine to whom options will be granted, the term during which an option granted under the Plan may be exercised, the exercise price of an option, and the rate at which the options may be exercised and may vest. Incentive stock options may be granted under the Plan only to persons who are full-time employees of the Corporation.

Options may be granted to any person who is (a) a full-time employee of the Corporation, including an officer or director, or (b) an outside director.
The maximum term of each stock option granted under the Plan is 10 years and, in general, an option may not be exercised until the optionee has remained in the employ of the Corporation or performed services for the Corporation for at least one year. The exercise price of shares of Common Stock subject to stock options must be not less than the fair market value of the Common Stock on the date of the grant. The exercise price of incentive stock options granted under the Plan to any participant who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any parent or subsidiary of the Corporation must be at least equal to 110% of the fair market value on the date of grant. Any incentive stock options granted to such participants must also expire within five years from the date of grant.

The grant of an incentive stock option will not result in any immediate tax consequence to the Corporation or to the participant. A participant will not realize taxable income upon the exercise of an incentive stock option, provided the participant was an employee of the Corporation or a parent or a subsidiary of the Corporation at all times from the date the option was granted to the date three months (in the case of a disabled employee, one year) before the date of exercise, and the Corporation will not be entitled to any deduction. If the participant does not dispose of the Common Stock acquired within one year after its receipt (and two years after such option was granted), gain or loss realized on the subsequent disposition of the stock will be treated as long term capital gain or loss. The excess of the fair market value of the stock at the time of exercise over the option price will be includable in the participant's "alternative minimum taxable income" for purposes of the "alternative minimum tax".

If the Common Stock is disposed of prior to those times, the participant will realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the stock on the date of exercise over the option price, or (b) if the disposition is a taxable sale or exchange, the amount of gain realized. Any gain recognized by the participant on the disposition in excess of the amount taxable as ordinary income will be treated as capital gain, long term or short term depending on whether the Common Stock has been held for more than one year. Upon such a disposition, the Corporation generally will be entitled to a deduction in the same amount and at the same time as the participant realizes such ordinary income.

The grant of a nonqualified stock option will not result in any immediate tax consequence to the Corporation or the participant. Upon exercise of a nonqualified stock option, the participant will realize ordinary income in an amount equal to the fair market value of the stock at the time of exercise over the option price, and the Corporation will generally be entitled to a deduction in the same amount.

The foregoing provides only a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.

The Plan was adopted by the Corporation's Board of Directors as of April 8, 1994, and approved by the Corporation's shareholders on September 13, 1994. See "Option Grants in Fiscal Year Ended March 31, 1996" and "Aggregate
Option Exercises in Fiscal Year Ended March 31, 1996 and Year-End Option Values" for information with respect to options granted during the fiscal year ended March 31, 1996 and the value of options outstanding as of that date.

The Board of Directors may amend the Plan, including changing the amount of the aggregate fair market value of the shares subject to incentive stock options first exercisable in any calendar year to the extent provided in
Section 422 of the Code, or any successor provision. The Board of Directors may not, without the approval of the Corporation's shareholders, amend the Plan to increase the maximum number of shares authorized for the Plan except that the Board of Directors may make certain adjustments to prevent dilution in the event of certain corporate events, change the class of eligible individuals to whom options may be granted, reduce the basis upon which the minimum option price is determined, extend the period within which options under the Plan may be granted, or provide for an option that is exercisable more than ten years from the date it is granted except in the event of death. The Committee shall have no power to change the terms of any option theretofore granted under the Plan so as to impair the rights of an optionee without the consent of the optionee whose rights would be affected by such change except to the extent, if any, provided in the Plan or in the related option agreement. The Board of Directors may suspend or terminate the Plan at any time. No such suspension or termination shall affect options then outstanding.

The Plan authorizes the grant of options for a total of 266,667 shares. As of August 8, 1996, options for 263,466 shares had been granted under the Plan. The number of shares available for future grants under the Plan will not be sufficient to carry out the Plan's purposes in the future, and therefore the Board of Directors has approved, and recommends that the shareholders of the Corporation approve, a proposal to increase the number of shares of Common Stock available for issuance under the Plan from 266,667 to 516,667 shares.
As of August 8, 1996, the closing price of the Common Stock as reported by NASDAQ SmallCap Market was $1.50 per share.

The benefits or amounts that will be received by the Named Officers, the Corporation's executive officers as a group, the Corporation's nonexecutive officer directors as a group and the Corporation's non-executive employees as a group if the proposed amendment to the Plan is adopted are not determinable.

The approval by a majority of the votes cast at the Annual Meeting on the proposal to increase the number of shares available for issuance pursuant to the Plan is required to adopt the proposal.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board of Directors recommends that you vote FOR the proposal to amend the New Paradigm Software Corp. Stock Option Plan as set forth above. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this proposal.



  5. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

During the year ended March 31, 1996, BDO Seidman, LLP audited the consolidated financial statements of the Corporation and its subsidiaries.

The Board of Directors, after receiving a favorable recommendation from the Audit Committee, has again selected BDO Seidman, LLP to serve as the Corporation's independent certified public accountants for the fiscal year ending March 31, 1997. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Corporation's shareholders to ascertain their views. BDO Seidman, LLP has advised the Corporation that it has no direct, nor any material indirect, financial interest in the Corporation or any of its subsidiaries. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.

The following resolution will be offered by the Board of Directors at the Annual Meeting:

     RESOLVED: That the selection by the Board of Directors of BDO Seidman, LLP as independent certified public accountants for this Corporation and its subsidiaries for the year ended March 31, 1997 be, and hereby is, ratified and approved.

The approval by a majority of the votes cast at the Annual Meeting on the proposal to ratify the appointment of BDO Seidman, LLP as the independant certified public accountants of the Corporation is required to adopt the proposal.

THE BOARD OF DIRECTORS' RECOMMENDATION

Your Board recommends that you vote FOR this resolution. Unless otherwise specified by the shareholder, the Board intends the accompanying proxy to be voted for this resolution.



                               6. OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's directors, executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission reports on Forms 3, 4 and 5 concerning their ownership of the Common Stock and other equity securities of the Corporation.

Based solely on the Corporation's review of copies of such reports and written representations that no other reports were required, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 1996, except that the Forms 3 of directors Kahn and Brown were filed late and Forms 4 of directors and executive officers Blundell and Brann, directors Brown, Gordon and Kahn and executive officers Caltabiano and Field in respect of options granted to them under the Corporation's Stock Option Plan were filed late.

SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals may be submitted for inclusion in the Corporation's proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders. Shareholders wishing to have a proposal included in the Corporation's proxy materials must comply with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder and shall have the rights provided by Rule 14a-8 under such Act. In order to be eligible under Rule 14a-8 for inclusion in the Corporation's proxy statement and accompanying proxy for the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Corporation on or before April 18, 1997.
Any such proposal should be submitted in writing by notice delivered or mailed, postage prepaid, to the Secretary of the Corporation, 335 Madison Avenue, 11th Floor, New York, New York 10017.

The Corporation's By-Laws contain procedures for shareholder nomination of directors and for other shareholder proposals to be presented before annual and other shareholder meetings. The By Laws provide that nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of shareholders or at a special meeting of shareholders for which notice of an election of a director or directors has been duly given by any shareholder of the Corporation entitled to vote for election of directors at the meeting who complies with the notice procedures described below. Such nominations may be made only pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a shareholder's request to nominate a person for director, together with the written consent of such person to serve as director, must be received by the Secretary of the Corporation before the close of business on the eighth day following the day on which notice of such meeting is given to shareholders.
To be in proper written form, such shareholder's notice shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (1) the name, age, business address and residence address for such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation that are beneficially owned by such person, and (4) such other information relating to such person as is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 and any successor to such Regulation; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the Corporation's books, of such shareholder, (2) the class and number of shares of stock of the Corporation that are beneficially owned by such shareholder, and (3) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or the shareholder to nominate the proposed nominee.

With respect to shareholder proposals or other business to be considered at an annual or other meeting of shareholders, the By Laws provide that in addition to any other applicable requirements for business to be properly brought before a meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 90 days prior to the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and record address of the shareholder proposing such business, (3) the class and number of shares of the Corporation that are beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business. In addition, any such shareholder shall be required to provide such further information as may be requested by the Corporation in advance to comply with federal securities laws, rules and regulations. The Corporation may require evidence by any person giving such notice that such person is a bona fide beneficial owner of the Corporation's stock.

A copy of the By-Laws is available upon request to the Secretary of the Corporation, 335 Madison Avenue, 11th Floor, New York, New York 10017.
The person presiding at the meeting is authorized to determine if a proposed matter is properly before the meeting if a nomination is properly made.
The procedures for shareholder nominations of directors and proposal of other business described above may have the effect of precluding a nomination for election of a director or directors or proposal of other business at a particular meeting if the required procedure is not followed.

FORM 10-K ANNUAL REPORT

Any shareholder who desires a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary of the Corporation at 335 Madison Avenue, 11th Floor, New York, New York, 10017. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made.

By Order of the Board of Directors

John Brann
Secretary

New York, New York
August 9, 1996




                                   APPENDIX A

           912.  Requirements relating to certain business combinations

(a) For the purposes of this section:

     (1) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

     (2) "Announcement date", when used in reference to any business combination, means the date of the first public announcement of the final, definitive proposal for such business combination.

     (3) "Associate", when used to indicate a relationship with any person, means (A) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of voting stock, (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

     (4) "Beneficial owner", when used with respect to any stock, means a person:
       (A) that, individually or with or through any of its affiliates or associates, beneficially owns such stock, directly or indirectly; or

       (B) that, individually or with or through any of its affiliates or associates, has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the beneficial owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a person shall not be deemed the beneficial owner of any stock under this item if the agreement, arrangement or understanding to vote such stock (X) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made in accordance with the applicable rules and regulations under the Exchange Act and (Y) is not then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

       (C) that has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item
       (ii) of clause (B) of this subparagraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

     (5) "Business combination", when used in reference to any resident domestic corporation and any interested shareholder of such resident domestic corporation, means:

       (A) any merger or consolidation of such resident domestic corporation or any subsidiary of such resident domestic corporation with (i) such interested shareholder or (ii) any other corporation (whether or not itself an interested shareholder of such resident domestic corporation) which is, or after such merger or consolidation would be, an affiliate or associate of such interested shareholder;

       (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with such interested shareholder or any affiliate or associate of such interested shareholder of assets of such resident domestic corporation or any subsidiary of such resident domestic corporation (i) having an aggregate market value equal to ten percent or more of the aggregate market value of all the assets, determined on a consolidated basis, of such resident domestic corporation, (ii) having an aggregate market value equal to ten percent or more of the aggregate market value of all the outstanding stock of such resident domestic corporation, or (iii) representing ten percent or more of the earning power or net income, determined on a consolidated basis, of such resident domestic corporation;

       (C) the issuance or transfer by such resident domestic corporation or any subsidiary of such resident domestic corporation (in one transaction or a series of transactions) of any stock of such resident domestic corporation or any subsidiary of such resident domestic corporation which has an aggregate market value equal to five percent or more of the aggregate market value of all the outstanding stock of such resident domestic corporation to such interested shareholder or any affiliate or associate of such interested shareholder except pursuant to the exercise of warrants or rights to purchase stock offered, or a dividend or distribution paid or made, pro rata to all shareholders of such resident domestic corporation;

       (D) the adoption of any plan or proposal for the liquidation or dissolution of such resident domestic corporation proposed by, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with, such interested shareholder or any affiliate or associate of such interested shareholder;

       (E) any reclassification of securities (including, without limitation, any stock split, stock dividend, or other distribution of stock in respect of stock, or any reverse stock split), or recapitalization of such resident domestic corporation, or any merger or consolidation of such resident domestic corporation with any subsidiary of such resident domestic corporation, or any other transaction (whether or not with or into or otherwise involving such interested shareholder), proposed by, or pursuant to any agreement, arrangement or understanding (whether or not in writing) with, such interested shareholder or any affiliate or associate of such interested shareholder, which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares ofany class or series of voting stock or securities convertible into voting stock of such resident domestic corporation or any subsidiary of such resident domestic corporation which is directly or indirectly owned by such interested shareholder or any affiliate or associate of such interested shareholder, except as a result of immaterial changes due to fractional share adjustments; or

       (F) any receipt by such interested shareholder or any affiliate or associate of such interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of such resident domestic corporation) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by or through such resident domestic corporation.

     (6) "Common stock" means any stock other than preferred stock.

     (7) "Consummation date", with respect to any business combination, means the date of consummation of such business combination, or, in the case of a business combination as to which a shareholder vote is taken, the later of the business day prior to the vote or twenty days prior to the date of consummation of such business combination.

     (8) "Control", including the terms "controlling", "controlled by" and "under common control with", means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person's beneficial ownership of ten percent or more of a corporation's outstanding voting stock shall create a presumption that such person has control of such corporation. Notwithstanding the foregoing, a person shall not be deemed to have control of a corporation if such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more beneficial owners who do not individually or as a group have control of such corporation.

     (9) "Exchange Act" means the Act of Congress known as the Securities Exchange Act of 1934, as the same has been or hereafter may be amended from time to time.

     (10) "Interested shareholder", when used in reference to any resident domestic corporation, means any person (other than such resident domestic corporation or any subsidiary of such resident domestic corporation) that

       (A)(i) is the beneficial owner, directly or indirectly, of twenty percent or more of the outstanding voting stock of such resident domestic corporation; or

       (ii) is an affiliate or associate of such resident domestic corporation and at any time within the fiveyear period immediately prior to the date in question was the beneficial owner, directly or indirectly, of twenty percent or more of the then outstanding voting stock of such resident domestic corporation; provided that

       (B) for the purpose of determining whether a person is an interested shareholder, the number of shares of voting stock of such resident domestic corporation deemed to be outstanding shall include shares deemed to be beneficially owned by the person through application of subparagraph four of this paragraph but shall not include any other unissued shares of voting stock of such resident domestic corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (11) "Market value", when used in reference to stock or property of any resident domestic corporation, means:

       (A) in the case of stock, the highest closing sale price during the thirty-day period immediately preceding the date in question of a share of such stock on the composite tape for New York stock exchange-listed stocks, or, if such stock is not quoted on such composite tape or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirtyday period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the board of directors of such resident domestic corporation in good faith; and

       (B) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the board of directors of such resident domestic corporation in good faith.


     (12) "Preferred stock" means any class or series of stock of a resident domestic corporation which under the by-laws or certificate of incorporation of such resident domestic corporation is entitled to receive payment of dividends prior to any payment of dividends on some other class or series of stock, or is entitled in the event of any voluntary liquidation, dissolution or winding up of the resident domestic corporation to receive payment or distribution of a preferential amount before any payments or distributions are received by some other class or series of stock.

     (13) "Resident domestic corporation" means an issuer of voting stock which:

       (A) is organized under the laws of this state; and

       (B) either (i) has its principal executive offices and significant business operations located in this state; or (ii) has, alone or in combination with one or more of its subsidiaries of which it owns at least eighty percent of the voting stock, at least two hundred fifty employees or twentyfive percent of the total number of all employees of itself and such subsidiaries employed primarily within the state; and

       (C) has at least ten percent of its voting stock owned beneficially by residents of this state. For purposes of this section, the residence of a partnership, unincorporated association, trust or similar organization shall be the principal office of such organization.

       No resident domestic corporation, which is organized under the laws of this state, shall cease to be a resident domestic corporation by reason of events occurring or actions taken while such resident domestic corporation is subject to the provisions of this section.

     (14) "Stock" means:

       (A) any stock or similar security, any certificate of interest, any participation in any profit sharing agreement, any voting trust certificate, or any certificate of deposit for stock; and

       (B) any security convertible, with or without consideration, into stock, or any warrant, call or other option or privilege of buying stock without being bound to do so, or any other security carrying any right to acquire, subscribe to or purchase stock.

     (15) "Stock acquisition date", with respect to any person and any resident domestic corporation, means the date that such person first becomes an interested shareholder of such resident domestic corporation.

     (16) "Subsidiary" of any person means any other corporation of which a majority of the voting stock is owned, directly or indirectly, by such person.

     (17) "Voting stock" means shares of capital stock of a corporation entitled to vote generally in the election of directors.

(b) Notwithstanding anything to the contrary contained in this chapter (except the provisions of paragraph (d) of this section), no resident domestic corporation shall engage in any business combination with any interested shareholder of such resident domestic corporation for a period of five years following such interested shareholder's stock acquisition date unless such business combination or the purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date is approved by the board of directors of such resident domestic corporation prior to such interested shareholder's stock acquisition date. If a good faith proposal is made in writing to the board of directors of such resident domestic corporation regarding a business combination, the board of directors shall respond, in writing, within thirty days or such shorter period, if any, as may be required by the Exchange Act, setting forth its reasons for its decision regarding such proposal. If a good faith proposal to purchase stock is made in writing to the board of directors of such resident domestic corporation, the board of directors, unless it responds affirmatively in writing within thirty days or such shorter period, if any, as may be required by the Exchange Act, shall be deemed to have disapproved such stock purchase.

(c) Notwithstanding anything to the contrary contained in this chapter (except the provisions of paragraphs (b) and (d) of this section), no resident domestic corporation shall engage at any time in any business combination with any interested shareholder of such resident domestic corporation other than a business combination specified in any one of subparagraph (1), (2) or (3):

     (1) A business combination approved by the board of directors of such resident domestic corporation prior to such interested shareholder's stock acquisition date, or where the purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date had been approved by the board of directors of such resident domestic corporation prior to such interested shareholder's stock acquisition date.

     (2) A business combination approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder or any affiliate or associate of such interested shareholder at a meeting called for such purpose no earlier than five years after such interested shareholder's stock acquisition date.

     (3) A business combination that meets all of the following conditions:

       (A) The aggregate amount of the cash and the market value as of the consummation date of consideration other than cash to be received per share by holders of outstanding shares of common stock of such resident domestic corporation in such business combination is a [at] least equal to the higher of the following:

         (i) the highest per share price paid by such interested shareholder at a time when he was the beneficial owner, directly or indirectly, of five percent or more of the outstanding voting stock of such resident domestic corporation, for any shares of common stock of the same class or series acquired by it (X) within the five-year period immediately prior to the announcement date with respect to such business combination, or (Y) within the fiveyear period immediately prior to, or in, the transaction in which such interested shareholder became an interested shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which such highest per share acquisition price was paid through the consummation date at the rate for one-year United States treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since such earliest date, up to the amount of such interest; and

         (ii) the market value per share of common stock on the announcement date with respect to such business combination or on such interested shareholder's stock acquisition date, whichever is higher; plus interest compounded annually from such date through the consummation date at the rate for oneyear United States treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of common stock since such date, up to the amount of such interest.

       (B) The aggregate amount of the cash and the market value as of the consummation date of consideration other than cash to be received per share by holders of outstanding shares of any class or series of stock, other than common stock, of such resident domestic corporation is at least equal to the highest of the following (whether or not such interested shareholder has previously acquired any shares of such class or series of stock):

         (i) the highest per share price paid by such interested shareholder at a time when he was the beneficial owner, directly or indirectly, of five percent or more of the outstanding voting stock of such resident domestic corporation, for any shares of such class or series of stock acquired by it (X) within the five-year period immediately prior to the announcement date with respect to such business combination, or (Y) within the five year period immediately prior to, or in, the transaction in which such interested shareholder became an interested shareholder, whichever is higher; plus, in either case, interest compounded annually from the earliest date on which such highest per share acquisition price was paid through the consummation date at the rate for one-year United States treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of such class or series of stock since such earliest date, up to the amount of such interest;

         (ii) the highest preferential amount per share to which the holders of shares of such class or series of stock are entitled in the event of any voluntary liquidation, dissolution or winding up of such resident domestic corporation, plus the aggregate amount of any dividends declared or due as to which such holders are entitled prior to payment of dividends on some other class or series of stock (unless the aggregate amount of such dividends is included in such preferential amount); and

         (iii) the market value per share of such class or series of stock on the announcement date with respect to such business combination or on such interested shareholder's stock acquisition date, whichever is higher; plus interest compounded annually from such date through the consummation date at the rate for one-year United States treasury obligations from time to time in effect; less the aggregate amount of any cash dividends paid, and the market value of any dividends paid other than in cash, per share of such class or series of stock since such date, up to the amount of such interest.

     (C) The consideration to be received by holders of a particular class or series of outstanding stock (including common stock) of such resident domestic corporation in such business combination is in cash or in the same form as the interested shareholder has used to acquire the largest number of shares of such class or series of stock previously acquired by it, and such consideration shall be distributed promptly.

     (D) The holders of all outstanding shares of stock of such resident domestic corporation not beneficially owned by such interested shareholder immediately prior to the consummation of such business combination are entitled to receive in such business combination cash or other consideration for such shares in compliance with clauses (A), (B) and (C) of this subparagraph.

     (E) After such interested shareholder's stock acquisition date and prior to the consummation date with respect to such business combination, such interested shareholder has not become the beneficial owner of any additional shares of voting stock of such resident domestic corporation except:

       (i) as part of the transaction which resulted in such interested shareholder becoming an interested shareholder;

       (ii) by virtue of proportionate stock splits, stock dividends or other distributions of stock in respect of stock not constituting a business combination under clause (E) of subparagraph five of paragraph (a) of this section;

       (iii) through a business combination meeting all of the conditions of paragraph (b) of this section and this paragraph; or

       (iv) through purchase by such interested shareholder at any price which, if such price had been paid in an otherwise permissible business combination the announcement date and consummation date of which were the date of such purchase, would have satisfied the requirements of clauses (A), (B) and (C) of this subparagraph.

(d) The provisions of this section shall not apply:

     (1) to any business combination of a resident domestic corporation that does not have a class of voting stock registered with the Securities and Exchange Commission pursuant to section twelve of the Exchange Act, unless the certificate of incorporation provides otherwise; or

     (2) to any business combination of a resident domestic corporation whose certificate of incorporation has been amended to provide that such resident domestic corporation shall be subject to the provisions of this section, which did not have a class of voting stock registered with the Securities and Exchange Commission pursuant to section twelve of the Exchange Act on the effective date of such amendment, and which is a business combination with an interested shareholder whose stock acquisition date is prior to the effective date of such amendment; or

     (3) to any business combination of a resident domestic corporation
     (i) the original certificate of incorporation of which contains a provision expressly electing not to be governed by this section, or
     (ii) which adopts an amendment to such resident domestic corporation's by-laws prior to March thirty-first, nineteen hundred eighty-six, expressly electing not to be governed by this section, or (iii) which adopts an amendment to such resident domestic corporation's by laws, approved by the affirmative vote of the holders, other than interested shareholders and their affiliates and associates, of a majority of the outstanding voting stock of such resident domestic corporation, excluding the voting stock of interested shareholders and their affiliates and associates, expressly electing not to be governed by this section, provided that such amendment to the by-laws shall not be effective until eighteen months after such vote of such resident domestic corporation's shareholders and shall not apply to any business combination of such resident domestic corporation with an interested shareholder whose stock acquisition date is on or prior to the effective date of such amendment; or

     (4) to any business combination of a resident domestic corporation with an interested shareholder of such resident domestic corporation which became an interested shareholder inadvertently, if such interested shareholder (i) as soon as practicable, divests itself of a sufficient amount of the voting stock of such resident domestic corporation so that it no longer is the beneficial owner, directly or indirectly, of twenty percent or more of the outstanding voting stock of such resident domestic corporation, and (ii) would not at any time within the five-year period preceding the announcement date with respect to such business combination have been an interested shareholder but for such inadvertent acquisition.

     (5) to any business combination with an interested shareholder who was the beneficial owner, directly or indirectly, of five per cent or more of the outstanding voting stock of such resident domestic corporation on October thirtieth, nineteen hundred eighty-five, and remained so to such interested shareholder's stock acquisition date.




                                   APPENDIX B
                           NEW PARADIGM SOFTWARE CORP.
                           EXECUTIVE STOCK OPTION PLAN

                               ARTICLE I - PURPOSE

New Paradigm Software Corp. (the "Company"), a New York corporation, hereby adopts this New Paradigm Software Corp. Executive Stock Option Plan (the "Plan"). The purposes of the Plan are as follows:

(1) To further the growth, development and financial success of the Company by providing certain additional incentives to certain management personnel who have been or will be given responsibility for the management or administration of the Company's business and thus enabling such management personnel to benefit directly from the Company's growth, development and financial success.

(2) To enable the Company to obtain and retain the services of management personnel considered essential to the long range success of the Company by providing them an opportunity to become owners of the capital stock of the Company pursuant to the exercise of Options, as defined below.

                          ARTICLE II - DEFINITIONS

Whenever used in the Plan, the words and phrases set forth below shall have the following meanings unless context clearly requires otherwise:

(a) "Board of Directors" shall mean the Board of Directors of the Company.

(b) A "Change in Control" shall be deemed to have occurred if (A) any person (as that term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act and the rules and the rules and regulations promulgated thereunder) of stock of the Company entitled to cast more than 30% of the votes at thetime entitled to be cast generally for the election of directors,
(B) more than 50% of the members of the Board of Directors shall not be Continuing Directors (which term, as used herein, means the directors of the Company (x) who are members of the Board of Directors on June 1, 1996 or (y) who subsequently became directors of the Company and who were elected or designated to be candidates for election as nominees of the Board of Directors, or whose election or nomination for election by the Company's shareholders was otherwise approved by a vote of a majority of the Continuing Directors then on the Board of Directors), (C) the Company shall be merged or consolidated with, or, in any transaction or series of transactions, substantially all of the business or the assets of the Company shall be sold or otherwise acquired by, another corporation or corporation or entity and, asa result thereof either (1) the shareholders of the Company immediately prior thereto shall not directly or indirectly have at least 50% or more of the combined voting power of the surviving, resulting or transferee corporation or entity immediately thereafter or (2) any person (as that term is used in Sections 13(d) and 14(d) of the Exchange Act is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 30% of the combined voting power of the surviving, resulting or transferee corporation or entity, or (D) any change in control of the Company shall have occurred of a nature that would be required to be reported in response to Item 1(a) of form 8-K promulgated under the Exchange Act, regardless of whether the Company is at the time of such change of control subject to the reporting requirements thereof. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred if an acquisition of stock that would otherwise constitute a Change of Control pursuant to clause (A) or (D) of the preceding sentence is made by the Company, by any corporation in a merger or consolidation that does not constitute a Change in Control pursuant to clause (C) of the preceding sentence or by any employee benefit plan (or related trust) sponsored or maintained by the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(d) "Committee" shall mean the Compensation Committee of the Board of Directors of the Company or such other committee as may be appointed by the Board of Directors as provided in Article III.

(e) "Common Stock" shall mean the common stock of the Company, $0.01 par value per share.

(f) "Exchange Act", means the Securities Exchange Act of 1934 as heretofore or hereafter amended.

(g) "Fair Market Value", when used in connection with the value of shares of the Common Stock subject to an Option granted under the Plan, shall mean (a) the last sale price of shares of Common Stock on the last trading day immediately preceding the date of grant or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or
(b) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange, the average of the highest reported closing bid and asked prices of the shares of Common Stock on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system. If the Common Stock ceases to be so quoted or listed, the term Fair Market Value shall be the fair market value as of the date of grant as determined in good faith by the Committee based on considerations of factors it deems appropriate including, but not limited to, the market value of the shares of common stock of comparable companies in the industry and the trend of the Company's earnings.

(h) "Management Employee" shall mean any person, including an officer, who is in the regular full time employment of the Company and who, in the opinion of the Committee, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Company.

(i) "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock granted under the Plan which is not intended to qualify as an incentive stock option as defined in Section 422(b) of the Code and which is designated in the applicable Option Agreement as a Nonqualified Stock Option.

(j) "Option" shall mean a Nonqualified Stock Option.

(k) "Option Agreement" shall mean an agreement between the Company and the Optionee that sets forth the terms, conditions and limitations applicable to an Option.

(l) "Optionee" shall mean any person who has the right to purchase Common Stock pursuant to an Option granted hereunder.

(m) "Option Shares" shall mean shares of Common Stock purchased by the Optionee pursuant to an Option.


                    ARTICLE III - ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee appointed by the Board of Directors and consisting of at least two members of the Board of Directors. Members of the Committee shall serve at the pleasure of the Board.
The Committee may adopt its own rules of procedure, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by all members of the Committee, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. The determination of the Committee shall be conclusive on all persons affected thereby. The Committee shall conduct itself in accordance with the By-Laws of the Company.


                         ARTICLE IV - GRANTING OF OPTIONS

The Committee may from time to time grant Options under the Plan to such Management Employees and in such form and having such terms, conditions and limitations, consistent with the terms of the Plan, as the Committee may determine; provided, however, that the Committee may not grant Options to any Management Employee who is not in the regular full-time employment of the Company and who has not been employed by the Corporation on a full-time basis for at least one year (which period of employment need not be continuous) prior to the grant of any Option. The terms, conditions and limitations of each Option granted under the Plan shall be set forth in an Option Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan.


                            ARTICLE V - TERMS OF OPTIONS

5.1 Terms, Conditions and Limitations. The terms, conditions and limitations with respect to each grant of Options under the Plan shall be consistent with the following:

     (a) The Option price per share shall not be less than the Fair Market Value of the Common Stock at the time the Option is granted.

     (b) An Option shall be exercisable in whole or in part from time to time during the period beginning at the date stated in the Option Agreement and ending at the expiration of ten years from the date of grant of the Option, unless an earlier expiration date shall be stated in the Option Agreement or the Option shall cease to be exercisable pursuant to Section 5.1(c).

     (c) Unless otherwise provided in the Option Agreement, if an Optionee's employment with the Company terminates other than by reason of the Optionee's death or disability, the Optionee's Option shall terminate and cease to be exercisable no later than one hundred eighty (180) days after the date of such termination of employment or services. If an Optionee's employment with the Company terminates by reason of death or disability, the Optionee's option shall terminate and cease to be exercisable not later than one year from the date of death or disability; provided that, if so permitted in the Option Agreement, a Nonqualified Stock Option may be exercised within one year from the date of death even if later than the expiration date stated in such Option.


                        ARTICLE VI - EXERCISE OF OPTIONS

6.1 Manner of Exercise. Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option Agreement; provided, however, that the Committee may, at the time of grant or by resolution adopted after an Option is granted and on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised. If a Change in Control occurs, all Options granted under the Option Agreements will vest immediately and become immediately exercisable; provided, however, that no such Option held by any Management Employee who is subject to Section 16 of the Exchange Act shall become so vested or exercisable until the day after the expiration of six months from the date of grant (or until such Management Employee's death, if earlier) unless the change in such Option resulting from such vesting or exercisability would, in the opinion of counsel to the Company, be exempt from the provisions of
Section 16(b) of the Exchange Act.

An Optionee shall exercise his Option by giving the Committee written notice of the exercise on a form approved by the Committee. The notice shall specify the number of shares in respect of which the Option is to be exercised and shall be signed by the Optionee; provided, however, that the Company may not issue fractional shares and the Committee may, in the Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares. In no event may an Option be exercised after the expiration of its term, except as provided in the proviso of the last sentence of Section 5.1(c).

6.2 Payment for Stock and Withholding. At the time that an Optionee exercises his right to purchase shares of Common Stock pursuant to an Option, the Optionee must convey to the Company the full purchase price of the Option Shares in respect of which the Option is exercised and full payment of any federal income or other tax required to be withheld by the Company with respect to the shares for which such Option or portion thereof is exercised. Payment of the full purchase price plus any applicable withholding for taxes must be made in cash or by check.


                    ARTICLE VII - LIMITATIONS AND CONDITIONS

7.1 Maximum Amount of Options. The total number of shares of Common Stock that may be made subject to Options under the Plan is 750,000 shares. Such total number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The foregoing number of shares may be increased or decreased by the events set forth in Article VIII. In the event that the Company makes an acquisition or is a party to a merger or consolidation and the Company assumes the options or other awards consistent with the purpose of this Plan of the company acquired, merged or consolidated and such options or other awards are administered pursuant to this Plan, shares of Common Stock subject to the assumed options or other awards shall not count as part of the total number of shares of Common Stock that may be made subject to Options under this Plan.

7.2. Counting of Options. Any shares that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option) shall again be available for award and shall not be considered as having been theretofore made subject to award.

7.3 Term of Plan. No options shall be granted under the Plan after September 16, 2006, but the terms of Options granted on or before such date may extend beyond such date.

7.4 Compliance With Applicable Law. Option Shares shall not be issued with respect to an Option granted under the Plan unless, in the opinion of the Company, the exercise of the Option and the issuance and delivery of the Option Shares pursuant to the provisions of the Option and the Plan shall comply with all relevant provisions of the law, including, without limitation, the Securities Act of 1933, as amended and the Exchange Act, any rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the Common Stock may then be quoted or listed. The Committee may request the Optionee to provide any representations and documents, and may take or request the Optionee to take any additional actions, including, without limitation, placing legends on share certificates and issuing stop-transfer orders, that the Committee reasonably deems necessary or advisable to effect compliance with any applicable laws. The exercise of any Option pursuant to Article VI of the Plan shall be subject to approval of counsel for the Company with respect to its compliance with all applicable federal and state laws.

7.5 Transfer Restrictions. No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable preceding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.5 shall prevent transfers by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

7.6 No Contract of Employment. Nothing in the Plan or in any Option granted pursuant to the Plan shall (i) confer upon any Management Employee any right to continue in the employ of the Company or to perform services for the Company or (ii) interfere in any way with the right of the Company to terminate the Management Employee's employment or services at any time.

7.7 Shareholder Rights. Until such time as the transfer of ownership to the Optionee of Option Shares has been completed and stock certificates have been issued, the Optionee shall not be, nor have any of the rights (including right to receive dividends) or privileges of, a stockholder of the Company.

7.8 Notice to Optionee. Upon the exercise of any Option, the Company shall provide the Management Employee with the notice required under Section 6039(a) of the Code.


                        ARTICLE VIII - STOCK ADJUSTMENTS

In the event of any merger, consolidation, stock or other noncash dividend, extraordinary cash dividend, split-up, spinoff, combination or exchange of shares, reorganization or recapitalization or change in capitalization, or any other similar corporate event, the Committee shall make such adjustments in
(i) the aggregate number of shares subject to the Plan and the number of shares that may be made subject to Options to any individual Management
Employee as set forth in Section 7.1, and (ii) the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share without any change in the aggregate Option Price to be paid therefor upon exercise of the Option, as the Committee shall deem appropriate in the circumstances. Notwithstanding any other provision of this Plan or any Option Agreement, in connection with any transaction referred to in the preceding sentence, the Board of Directors, acting by affirmative vote of the entire Board of Directors at such time as at least a majority of the Board of Directors is composed of Continuing Directors and by the affirmative vote of a majority of such Continuing Directors, may cause all outstanding Options to vest and to become immediately exercisable and may cause all outstanding Options to be canceled in consideration for cash, securities or other property of the type that holders of Common Stock would be entitled to receive in such transaction and having a value equal to the difference between the exercise price of such Options and the value of the consideration to be received in such transaction by the holders of Common Stock. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Nothing contained in this Article VIII shall require the issuance of any fractional shares.


                           ARTICLE IX MISCELLANEOUS

9.1 Amendment, Suspension and Termination. The Board of Directions shall have the Power to amend the Plan, provided, however, the Board of Directors shall not, without the approval of the Company's shareholders, amend the plan to increase the maximum number of shares authorized for the Plan except as provided in Article VIII, change the class of eligible individuals to other than Management Employees, reduce the basis upon which the minimum Option price is determined, extend the period within which Options under the Plan may be granted, or provide for an Option that is exercisable more than ten years from the date it is granted except in the event of death. The Committee shall have no power to change the terms of any Option theretofore granted under the Plan so as to impair the rights of an Optionee without the consent the Optionee whose rights would be affected by such change except to the extent, if any, provided in the Plan or in the related Option Agreement. The Board of Directors may suspend or terminate the Plan at any time. No such suspension or termination shall affect Options then outstanding.

9.2 Governing Law. The Plan shall be governed by the laws of the State of New York. It is the intention of the Company that the Plan shall comply with the provisions of the Code and any other applicable federal and state laws, and that the Plan shall be interpreted consistently with those ends.

9.3 Effective Date. The Plan shall be effective as of September 16, 1996, subject to its approval by the shareholders of the Company. All Options which have been or may be granted under the lan prior to such approval shall be conditioned upon, and may not be exercisable until after, such approval is obtained.

9.4 Titles Not Controlling. The titles to Articles and the headings of Sections in the Plan are placed herein for convenience of reference only and in the case of any conflict, the text of this instrument rather than such titles or headings shall control.




NEW PARADIGM SOFTWARE CORP.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MONDAY, SEPTEMBER 16, 1996
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark Blundell, John Brann and Daniel A. Gordon proxies, with power of substitution, to vote at the Annual Meeting of Shareholders of New Paradigm Software Corp. to be held on September 16, 1996 at the principal executive offices of the Corporation at 11:00 a.m., and at any adjournment thereof, on the matters referred to below and described in the accompanying Proxy Statement, and on any other business before the meeting, with all powers the undersigned would possess if personally present. A majority (or, if only one, then that one) of the proxies or their substitutes acting at the meeting may exercise all powers hereby conferred.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS
PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[ X ] PLEASE MARK YOUR VOTES LIKE THIS

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.
IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 THROUGH 5.

The Board of Directors recommends a vote FOR all nominees in Item 1, and a vote FOR Proposals 2-5:

1. Election of Beverly Brown, Mark Blundell, John Brann, Dan Gordon, Jeff Kahn and Michael Taylor as directors for a one year term expiring at the 1997 Annual
Meeting:

FOR THE                  WITHHOLD AUTHORITY
NOMINEES             to vote for the nominee(s)
 [  ]                           [  ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write that nominee's name below.
____________________________________________________________________________
2. Proposal to Adopt a By-Law amendment to eliminate the applicability of New York Business Corporation Law Section 912 (an anti-takeover provision):
FOR               AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

3. Proposal to adopt the Executive Stock Option Plan:

FOR               AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

4. Proposal to amend the Employee Stock Option Plan:

FOR               AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

5. Ratification of the appointment of BDO Seidman, LLP as independent public accountants for the fiscal year ending March 31, 1997:

FOR               AGAINST               ABSTAIN
[  ]               [  ]                  [  ]


And, in their discretion, in the transaction of such other business as may properly come before the Annual Meeting.


Signature(s)        ---------------------------------------------------------

Date                ---------------------------



     NOTE: Please sign exactly as your name appears on this card, date this card and return it in the enclosed envelope.